UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2017

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other events.

In connection with the registration statement on Form S-3 filed by Ventas, Inc. (the “Company”) on March 6, 2015 (File No. 333-202586), opinions with respect to the validity of certain of the offered securities and the tax status of the Company will be issued by Latham & Watkins LLP, Chicago, Illinois and Latham & Watkins LLP, Los Angeles, California.  The opinions filed herewith as Exhibits 5.1 and 8.1 shall supersede the opinions filed as Exhibit 5.1 to the Current Report on Form 8-K filed by the Company on March 9, 2015 and Exhibit 8.1 to the registration statement on Form S-3 filed by the Company on March 6, 2015, respectively.  Latham & Watkins LLP disclaims status as an expert except to the extent indicated in such opinions.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)         Exhibits:

Exhibit Number	Description
5.1	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP as to certain tax matters.

23.1	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: February 14, 2017	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Ethics and Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP as to certain tax matters.

23.1	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in their opinion filed as Exhibit 8.1)